Exhibit 99.3
Summer 2012 Investor Book BlueLinx Holdings Inc.
BlueLinx Holdings Inc. Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 2, 2012. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to August 2, 2012. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.
Contents Executive Summary Key Investment Merits Industry Overview Financial Overview Appendix
Executive Summary
Company Overview Leading provider of building products distribution services with over 50 U.S. locations Most comprehensive nationwide footprint in the highly fragmented building products distribution industry Deliver over 10,000 specialty and structural products from over 750 suppliers to more than 11,500 customers Milling and fabrication services Advanced IT platform provides superior market intelligence to customers and suppliers Centralized management model complemented by regional sales focus Historical Revenue, Gross Margin Percentage, and EBITDA ($ in Millions) 2011 Sales by Product Category 2011 2011 Specialty 1068.2 Structural 704.9 MSGraph.Chart.8

Company History & Timeline

An evolution of BlueLinx' business strategy

1954
Georgia-Pacific Corporation begins operations of its Distribution Division

1970s-1990s
The Division grows from 13 to 134 nationwide warehouses, all of which are independently managed

1994
The Division restructures it vast independent warehouses into a network of 64 centrally-managed distribution points

2000
The Division completes its restructuring effort and introduces a state-of-the-art technology platform

May 2004
Georgia-Pacific sells the assets of the Distribution Division to ABP; subsequently, ABP is merged into BlueLinx

December 2004
BlueLinx completes its IPO

2006-Present
BlueLinx begins to increase program and private label initiatives, lessen dependence on Georgia-Pacific, and increase global sourcing; opens global sourcing office in China

BlueLinx Global Solutions

2006
BlueLinx increases sales focus on specialty products; initiates a series of upgrades and enhancements to advance its integrated technology platform

2007
BlueLinx introduces SteelLinx, its private label comprehensive line of metal building products – from fasteners to fencing to roofing materials

SteelLinx

2011
BlueLinx introduces ProLine, its private label product line of low maintenance trim

ProLine

2012
BlueLinx introduces onCENTER branded engineered products

onCENTER

BlueLinx' strategy has evolved from a plywood distribution outlet for Georgia-Pacific to a leading provider of supply chain solutions to the building products industry

BlueLinx
America's Building Products Distributor
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Business Strategy

Continue Emphasizing Higher Margin, Specialty Products	• Specialty products have grown from 44% of sales to 60% of sales over the last five years • Gross profit margin grows from 10% in 2006 to 12% in 2011
Cultivate Private Label Products	• Private label products yield higher margins and strengthen customer relationships • Current brands include SteelLinx, Sealtite, ProLine, and OnCenter
Improve Profitability in Structural Products	• Growing attractive contribution margins in structural products • Optimizing profitability by disciplined pricing and minimizing exposure to commodity price fluctuations
Leverage National Footprint and Superior Information Systems	• Unmatched, industry-leading technology platform enables superior service to customers and suppliers
Increase Program Sales	• Customers commit to purchase a specific product or brand exclusively from BlueLinx • Increases stability of supplier and customer relationships
Manage Centrally, Sell Locally	• National level decision making drives efficient, informed, and coordinated corporate changes • Locally-focused sales teams provide superior customer service



Enhance Global Procurement Capabilities	• Leverage global sourcing expertise to expand product offering • Increase supplier relationships in low-cost countries to increase margins


BlueLinx

BlueLinx
America's Building Products Distributor
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The Right Products...To The Right Place... The Right Products...To The Right Place... Product resources, knowledgeable staff & nationwide foot print make us a valuable partner to vendors and customers - ensuring products make it to the right place at the right time
Key Investment Merits
Key Investment Merits Comprehensive Product Offering With Substantially Improved Mix State-of-the-Art Technology & Logistics Unique Centralized Model Diversified Established Customer Base Proven, Entrepreneurial Management Team Upside Opportunity from Rebound in Housing Leading, National Distribution Platform
Leading, National Distribution Platform Leading distributor of building products in North America with 50+ facilities across the United States Only "pure" distributor among five largest distributors Comprehensive nationwide presence critical to blue-chip suppliers, national dealers, and home improvement retailers that require dependable distribution of standardized products coast-to-coast Expansive footprint offers geographic revenue diversity and broad, unparalleled market intelligence Maintain the industry's largest privately-owned fleet with over 600 tractors and 1,000 trailers
Comprehensive Product Offering... One of the industry's broadest product offerings with over 10,000 branded and private-label products encompassing 70,000 SKUs Provides significant cross-selling opportunities to drive BlueLinx' revenue growth across multiple product lines Simplified single source solution for customers of all sizes Growing portfolio of private-label and eco-friendly products Decking Hardscapes Insulation Specialty Metal Products Lumber Plywood Rebar Moulding Roofing Engineered Lumber Siding Specialty Products Structural Products Remesh OSB Representative Products Representative Products
Comprehensive Product Offering... BlueLinx offers a wide array of custom cutting and fabrication services for the building products industry. Specializing in: Hardwood and softwood lumber Panel products such as plywood, OSB, particleboard, MDF, melamine Metal Milling and Fabrication Services Milling and Fabrication Services
...With Substantially Improved Mix Excel.Chart.8 Specialty Products Structural Products 2006 Commodity goods critical to structural support, walls, and flooring Focus on profitability improvements through downturn Gross Revenue Gross Margin Dollars 2011 2006 2011 Higher-margin, value added products Opportunity to expand private-label and program sales ($ in Millions) ($ in Millions) Excludes cash discounts, competitive discounts, accruals, and Canadian conversion.

State-of-the-Art Technology & Logistics

- Superior, proprietary systems provide real-time information to manage inventory levels, optimize logistics, and analyze profitability by product, customer, and location
  - Provides unmatched market intelligence
  - Improves operational efficiency
  - Enhances customer service
  - Ensures more informed pricing, routing, and inventory management decisions

Year	Summary of Key Recent Investments
2006	Began incorporating supply chain software from JDA Software Group Inc. to better forecast and meet product demand nationwide
2008	Replaced business analytics tool critical to financial reporting, inventory management, and logistic data analysis
2008	Began developing DOMA® Whole House Software application linking current FASTBeam™ application with 3D modeling program for structural design, material requirements, and pricing for engineered lumber floors and roofs; being developed for use with other value added products
2009	Installed on-board computers on all Company-owned tractors to enable real-time order and truck tracking, paperless driver logs, and accident reporting
2010	Implemented a new telephony interface which provides call force with customer and purchasing data
2011	Replaced legacy routing tool with a sophisticated system integrated into on-board computers and systems from Appian Logistics Software Inc.
2011	Launched My BlueLinx Online offering customers access to order and shipping data; additional phases of the e-commerce platform include an e-catelog and e-store

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America's Building Products Distributor
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www.bluelinxco.com
Flexibility for regionally-focused sales force to make customized decisions at the local level Address local market needs Cultivate local customer relationships Customer-by-customer pricing decision Centralized purchasing team has built a base of over 750 global vendors Global suppliers from North America, South America, Europe, and Asia Highly scalable system allows BlueLinx to grow with minimal incremental infrastructure investments Unique, Centralized Model Unique and powerful model leveraging BlueLinx' superior information systems and infrastructure to facilitate centralized management while maintaining teams focused on local market and customer needs Efficient, informed, decision making coordinated across the platform Corporate strategy Procurement with economies of scale Pricing Customer service Customer program coordination Inventory management Logistics & delivery Marketing Finance & Accounting Training Administrative Unified culture and shared best practices Regionally Focused Sales Force
Diversified, Established Customer Base National distributor of building products to over 11,500 customers with approximately 25,000 locations Offers customers superior, reliable service, break bulk quantities, near 100% fill rates, reduced inventory costs, and a wide variety of distribution services Customers include blue-chip names with the national reach and financial stability to gain significant market share through expected housing market rebound Services customers through three primary distribution channels: Warehouse Sales: Delivered from BlueLinx warehouses to customers Direct Sales: Shipped from the manufacturer to the customer without BlueLinx taking physical inventory possession Reload Sales: Shipped from third-party warehouses where BlueLinx stores its owned products Key Customer Segments Key Customer Segments
Proven, Entrepreneurial Management Team Employees Summary Highly stable employee base BlueLinx maintains excellent relations with its workforce and representing unions Executive Management Team Management possesses deep industry knowledge and distribution expertise Executive management has been with the Company for an average of almost 20 years Management has implemented a number of initiatives to position the Company for profitable growth George Judd President and Chief Executive Officer Doug Goforth Chief Financial Officer and Treasurer Dean Adelman Chief Administrative Officer Ned Bassil Senior Vice President and Chief Supply Chain Officer Mike Meadows Vice President, National Accounts Jim Herbig Vice President, Structural Products Bob McKagen Vice President, Sales & Business Development

Executive Management

Name & Title	Industry Experience	Years at BlueLinx [1]
George Judd, *CEO and President* • CEO and board member since 2008 • Previously President & COO starting in May 2004 • Previous positions include National Sales Mgr and VP of Sales and Eastern Operations	28	28
Doug Goforth, *Senior VP, CFO and Treasurer* • Senior VP, CFO and Treasurer since 2008 • Previously served as Vice President and Corporate Controller for Armor Holdings • Served as the Corporate Controller for BlueLinx from May 2004 to October 2006	10	10
Dean Adelman, *Chief Administrative Officer* • Chief Administrative Officer since 2008 • Served as Vice President of Human Resources from October 2005 to May 2008 • Previously VP of Human Resources at Corrections Corporation of America & Arby's Inc.	14	7
Ned Bassil, *Senior Vice President and Chief Supply Chain Officer* • Senior VP and Chief Supply Chain Officer since 2011 • Previously CEO at Azadea Group Holdings • Served as VP Global Operations at Black & Decker and SVP Operations at Philips Electronics	1	1
Bob McKagen, *Vice President, Sales and Business Development* • Vice President, Sales and Business Development since January 2012 • Vice President of Supply Chain from April 2009 to December 2011 • Vice President , Southeast from 2001 to March 2009	27	27
Mike Meadows, *Vice President, National Accounts* • Vice President, National Accounts and Marketing since 2007 • Vice President, Mid South from 2001 to 2006 • Previously served as Regional Manager at Georgia-Pacific	33	33

[1] Includes years in the distribution division of Georgia-Pacific Corporation

BlueLinx
America's Building Products Distributor
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www.bluelinxco.com

Upside Opportunity from Rebound in Housing Favorable demographic trends and the resulting household formation data strongly support a return to normalized levels of residential new construction Longer term these trends support a return to a "normalized" or mid-cycle level of housing starts in the range of 1.5+ million homes, driven by demographic trends, as well as the replacement of existing homes and demand for second homes Management has optimized BlueLinx' cost structure by eliminating $95 million of annual fixed costs Leaner infrastructure will yield significant operating leverage and cash flow Long-Term Housing Demand Outlook (Starts in Thousands) Source: U.S. Census Bureau, The Joint Center for Housing Studies of Harvard University Vacant Units / Second Homes / Demolitions Total Underlying Annual Demand Annual Growth in Household 2010 - 2020 Average Annual Underlying Demand Building Blocks of Housing Demand 1,180 464 1,644 "Assuming net inflows of immigrants are roughly half the level in the Census Bureau's 2008 projections, household growth should still average 1.18 million a year in 2010-20. Growth and aging of the current population alone should support the addition of about 1.0 million new households per year." The Joint Center for Housing Studies of Harvard University, The State of the Nation's Housing 2012.
Well Positioned to Take Advantage of Developing Housing Recovery Strong relationships with specialty product manufacturers, brand name products, and sales expertise necessary to continue specialty products growth strategy, while also focusing on offering premium brand structural products National footprint with sophisticated logistics network enabling just in time delivery Demonstrated price discipline resulting in gross margin percentages above historical levels Cost structure aligned with operating environment and anticipate limited increases in cost structure relative to revenue growth allowing for increased profitability Summary
Industry Overview
Residential New Construction Market Consensus estimates show housing starts of 747,000 for 2012, rising to 901,000 for 2013 as housing fundamentals strengthen Historical Seasonally-Adjusted Total Housing Starts (Starts in Thousands) Source: Average of the following third party forecasts: Moody's Analytics, Mesirow Financial, Mortgage Bankers, National Association of Home Builders, Wells Fargo, Royal Bank of Canada, Research Information Systems, Inc., Forest Economic Advisors, APA-The Engineered Wood Association. Source: Average of the following third party forecasts: Moody's Analytics, Mesirow Financial, Mortgage Bankers, National Association of Home Builders, Wells Fargo, Royal Bank of Canada, Research Information Systems, Inc., Forest Economic Advisors, APA-The Engineered Wood Association.
Residential Improvements Market - Growing Growth in the residential improvements market will be driven by rising existing home sales, the high percentage of distressed sales, and homeowners choosing to fix up rather than move up Limiting expenditures will be slow income and employment growth The U.S. Residential Improvements market is forecast to grow 3.6% over the next three years Expenditures for Residential Improvements ($ in Billions) ($ in Billions)
Financial Overview
Improving Financial Performance Despite market downturn, management increased revenue from $1.65 billion in 2009 to $1.76 billion in 2011 Increasing gross margin percentage with product mix shift to specialty category distinctly differentiates BlueLinx in the supply chain by positioning it to create significant value for both the manufacture of these products and our customers Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses Revenue & Gross Margin Percentage ($ in Millions) ($ in Millions)
Enhanced Revenue Mix Revenue growth is highly correlated to the expected rebound in residential new construction housing starts Management has focused on expanding sales of more profitable specialty products Specialty products are expected to account for 60% of total sales, even as structural product volume rebounds with housing starts ($ in Millions) Gross Revenue by Product Type Gross Revenue by Product Type
Improved Gross Margin Profile Focus on global sourcing and increasing product mix have driven increased profit margins ($ in Millions) Historical Gross Margins Historical Gross Margins
Controlled Operating Expenses ($ in Millions) Historical Operating Expenses (1) (1) Operating expense excludes the following: real estate gains and GP contract gain in 2009; real estate gains, OSB settlement and tender offer expenses in 2010; real estate gains in 2011 Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses expenses expenses
Effective Working Capital Management Working Capital and Turnover Advanced information and logistics technology allow management to effectively forecast supply and demand to limit inventory requirements and optimize working capital investments ($ in Millions) ($ in Millions)
Limited Future Capital Expenditures Capital Expenditures Over $35 million invested over the past six years to drive productivity improvements and to maintain and upgrade facilities, equipment, and information systems Lower volume and corresponding reduced mileage over the past four years required limited capital investment in the Company's fleet ($ in Millions) 2011 includes $4.1M for new facility in Nashville, TN Nashville, TN Nashville, TN Nashville, TN Nashville, TN
2nd Quarter 2012 Financial Results Financial Summary ($ in Millions) Revenue Up 3.2% to $517 million Up 3.2% to $517 million Housing Starts Total starts increased 28.9% from the same period last year; Single family starts increased 23.3% from the same period last year Total starts increased 28.9% from the same period last year; Single family starts increased 23.3% from the same period last year Prices Average 2Q '12 benchmark wood-based structural prices were up approximately 27% compared to 2Q '11 Average 2Q '12 benchmark wood-based structural prices were up approximately 27% compared to 2Q '11 Unit Volume Down 1.3% relative to the same period last year Down 1.3% relative to the same period last year Gross Margin Total 12.2% vs. 11.5% in 2Q '11 Total 12.2% vs. 11.5% in 2Q '11 Net Loss ($3.7) million vs. ($9.8) million in 2Q '11 ($3.7) million vs. ($9.8) million in 2Q '11 EPS ($0.06) per diluted share ($0.06) per diluted share Diluted Weighted Avg. # of Common Shares Outstanding 60.1 million diluted shares at 2Q '12 vs. 31.1 million diluted shares at 2Q '11; approx. 28.6 million additional shares issued in 3Q '11 as part of a rights offering 60.1 million diluted shares at 2Q '12 vs. 31.1 million diluted shares at 2Q '11; approx. 28.6 million additional shares issued in 3Q '11 as part of a rights offering Cash Flow Used $21.6 million of operating cash flow vs. $38.4 million for the year ago quarter Used $21.6 million of operating cash flow vs. $38.4 million for the year ago quarter Excess Availability $105.4 million excess availability on revolving credit facilities $105.4 million excess availability on revolving credit facilities
Quarterly Review 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 Specialty 230.7 309.9 291.1 236.4 268.1 307.9 Structural 160.8 192.6 186.6 164.9 182.9 215.7 Other -0.9 -1.7 -4.8 -10.2 2.7 -6.6 Specialty Unit Volume (2.3%) YOY $16.2 or 3.2% Structural Unit Volume 0.4% Price/Other $16.2 2Q '12 Specialty 307.9 Structural 215.7 2Q '11 2Q '12 2Q '11 Specialty 309.9 Structural 192.6 Vs. Year Ago Revenue up 3.2% Specialty sales down 0.7%, unit volume down 2.3% Structural sales up 12.0%, unit volume up 0.4% Specialty product sales = 59% of total sales % by Product 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 206.2 233.1 286 264.3 221.4 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 171 203.7 265.4 213.9 154.8 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 -11.1 -5.7 -10.62 -13.5 -8.3 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 206.2 233.1 286 264.3 221.4 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 171 203.7 265.4 213.9 154.8 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 -11.1 -5.7 -10.62 -13.5 -8.3
2012 Q2 YTD Results revenue YTD '11 891.4 YTD '12 970.7 YTD '11 YTD '12 GM % 0.117 0.121 Operating Expense YTD '11 110.8 YTD '12 117.6 YTD '11 YTD '12 EBITDA -1.5 4.2 Significant Special Items YTD '11 YTD '12 Variance Gain on insurance settlement - $0.5 ($0.5) Gain on real estate $7.2 $0.5 $6.7 Total $7.2 $1.0 $6.2 YTD '11 and YTD '12 include gains from significant special items of $7.2 and $1.0, respectively
Cash Flows BXC used $21.6 million in operating cash flow for the quarter Unaudited (in million's) (in million's) (in million's)
Debt U.S. Revolver $103.7 million excess availability as of June 30, 2012 LIBOR plus 3.75% as of June 30, 2012 $400 million facility with additional $100 million uncommitted accordion facility Matures January 7, 2014 No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million. The borrowing base as of June 30, 2012 was $303.7 million. Canadian Revolver $1.7 million excess availability as of June 30, 2012 LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00% $10 million facility with additional $5 million uncommitted accordion facility Matures August 2014 Mortgage (10 Year Term @ 6.35%) Matures July 2016 Real estate under the mortgage appraised at approximately $360 million in June 2006 LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters Subsequent to the quarter ended July 2, 2011, we negotiated an amendment to our mortgage agreement which in part allowed for the release of the $38.3 million LCR Trap. The cash was used for an immediate prepayment on the mortgage loan without incurring a prepayment premium. During fiscal 2011 we sold certain properties which reduced our mortgage loan by $6.5 million. These payments were applied to the mortgage loan in fiscal 2012. Principal 2012 $1.3 million 2014 $3.0 million 2016 $225.3 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million 2013 $2.8 million 2015 $3.1 million
Cash Cycle Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days. Cash Cycle Days TTM Cash Cycle days at 59, up 2 days sequentially and up 1 day compared to the prior year quarter 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 Inv 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 45.1 43.9 43.9 43.2 44.2 45 48 50 49 48 49 49 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 35.9 32.6 34.4 34 33.9 32 35 36 36 34 36 37 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 -28.9 -28 -28.7 -28 -27.2 -25 -28 -28 -27 -26 -28 -27 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 INV 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 45.1 43.9 43.9 43.2 44.2 45 48 50 49 48 49 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 35.9 32.6 34.4 34 33.9 32 35 36 36 34 36 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 -28.9 -28 -28.7 -28 -27.2 -25 -28 -28 -27 -26 -28
Appendix
Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter
Revenues by Quarter Revenues by Quarter
Revenue Channel Mix Analysis Revenue Channel Mix Analysis
Unit Volume by Quarter Unit Volume by Quarter
Gross Margin by Quarter Gross Margin by Quarter
Gross Margin % Analysis Gross Margin % Analysis
Operating Expense by Quarter Operating Expense by Quarter
Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of June 30, 2012 Source: Data from Random Lengths Publications, Inc., updated as of June 30, 2012 Source: Data from Random Lengths Publications, Inc., updated as of June 30, 2012 Source: Data from Random Lengths Publications, Inc., updated as of June 30, 2012
Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP
Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP
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